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                               JOINDER AGREEMENT
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     The undersigned is executing and delivering this Joinder Agreement pursuant to an agreement between the undersigned and SkyAuction.com, Inc., a Delaware corporation (the "Company") to purchase from the Company _______ Series A Preferred Stock at a price per share of $71.84, for an aggregate consideration of $____.

1. By executing this Joinder Agreement, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Series A Preferred Stock Purchase Agreement, dated March 17, 2000, executed by and among the Company and the Investors named therein (the "Stock Purchase Aareement"), as if the undersigned was an original Investor party to the Stock Purchase Agreement. The undersigned hereby ratifies, as of the date hereof, all representations and warranties and agrees to be bound by, all provisions applicable to Investors contained in the Stock Purchase Agreement.

2. By executing this Joinder Agreement, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Stockholders' Agreement, dated March 17, 2000, executed by and among the Company and the stockholders named therein (the "Stockholders' Agreement") as if the undersigned was an original Stockholder party to the Stockholders' Agreement. The undersigned hereby agrees to be bound by all provisions of the Stockholders' Agreement.

3. By executing this Joinder Agreement, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Investors' Rights Agreement, dated March 17, 2000, executed by and among the Company and the Investors named therein (the "Investors' Rights Agreement"), as if the undersigned was an original Investor party to the Investors' Rights Agreement. The undersigned hereby agrees to be bound by all provisions of the Investors' Rights Agreement.

4. The undersigned acknowledges and confirms that it has received a copy of the Stock Purchase Agreement, the Stockholders' Agreement and the Investors' Rights Agreement and all exhibits and schedules thereto. This Agreement will become effective upon its execution by both parties.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the ______ day of March, 2000.


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ACCEPTED AND AGREED TO:

SKY AUCTION.COM, INC.

By:
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Name:
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Title:
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